UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 15, 2017, Intercontinental Exchange, Inc. (“ICE”) announced the promotion of several senior officers. Charles A. Vice, President and Chief Operating Officer of ICE, has been named Vice Chairman of ICE. Benjamin Jackson, Chief Commercial Officer of ICE, has been named President of ICE and Mark Wassersug, Senior Vice President, Operations, has been named Chief Operating Officer of ICE.

Mr. Jackson, 45, joined ICE in July 2011 and served as the Chief Commercial Officer of ICE from February 2016 to today, President of ICE Futures U.S. from June 2012 to February 2016, Chief Operating Officer of ICE Futures U.S. from July 2011 to February 2016 and President of NYSE Technologies, Inc. from November 2013 to February 2016.

Mark Wassersug, 48, joined ICE in October 2001 and served as Senior Vice President, Operations from November 2013 to today, Vice President, Operations from November 2003 to November 2013 and Director, Systems Operations from October 2001 to November 2003.

Neither of Mr. Jackson’s nor Mr. Wassersug’s employment agreements are being amended in connection with these changes. Mr. Jackson will continue to participate in the same compensation and benefits plans as he did prior to becoming President of ICE and Mr. Wassersug will continue to participate in the same compensation and benefits plans as he did prior to becoming Chief Operating Officer of ICE. Each of Mr. Jackson and Mr. Wassersug is party to ICE’s standard form employment agreement, the form of which was filed as Exhibit 10.6 to IntercontinentalExhange, Inc.’s Current Report on Form 8-K filed on February 24, 2012, and is incorporated herein by reference.

Neither Mr. Jackson nor Mr. Wassersug have any family relationships with any executive officer, director or other employee of ICE. Neither Mr. Jackson nor Mr. Wassersug have any material interest in any transaction or proposed transactions of ICE.

Item 8.01. Other Events.

On November 15, 2017, ICE issued a press release announcing Mr. Vice’s, Mr. Jackson’s and Mr. Wassersug’s new roles at ICE. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1       Press Release dated November 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

Date:	November 15, 2017